May 5, 2023

HUSSMAN STRATEGIC GROWTH FUND

TICKER SYMBOL: HSGFX

HUSSMAN STRATEGIC TOTAL RETURN FUND

TICKER SYMBOL: HSTRX

HUSSMAN STRATEGIC INTERNATIONAL FUND

TICKER SYMBOL: HSIEX

HUSSMAN STRATEGIC ALLOCATION FUND

TICKER SYMBOL: HSAFX

Investment Portfolios of

HUSSMAN INVESTMENT TRUST

Supplement to Statement of Additional Information (“SAI”) dated November 1, 2022

The Funds have entered into an umbrella line of credit with their custodian bank which permits each Fund to borrow money for purposes of day-to-day settlement of investments and shareholder transactions. Previously the Hussman Strategic Growth Fund and the Hussman Strategic Total Return Fund were the only Funds with a line of credit. Therefore, the second paragraph on page 33 of the SAI under the heading “Borrowing Money” has been revised to read as follows:

Each Fund has entered into an unsecured line of credit with its custodian bank which permits each Fund to borrow money for purposes of day-to-day settlement of investments and shareholder transactions. Each Fund is required to maintain specified asset coverage with respect to such borrowings under requirements of the 1940 Act and the terms of the loan agreement. During the June 30, 2022 fiscal year, the Strategic Growth Fund did not make any borrowings under its line of credit and the Strategic Total Return Fund incurred $542 of interest expense related to borrowings under its line of credit, due to an unanticipated shareholder redemption. Each Fund intends to borrow only for the limited purposes described above.

Please keep this supplement for future reference.